SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  August 6, 1997




                      LINCAM PROPERTIES LTD. SERIES 85
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)




     Illinois                      2-99673                36-3377785
----------------                ------------          ------------------
(State or other)                (Commission           (IRS Employers
 Jurisdiction of                File Number)          Identification No.)
 Organization




     125 South Wacker Drive, Suite 3100,
              Chicago, Illinois                           60606
     ----------------------------------------          ----------
     (Address of Principal Executive Offices)          (Zip Code)




                               (312) 443-1477
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                    5521 MEADOWBROOK DISTRIBUTION CENTER
                               Rolling Meadows
                    ------------------------------------


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 6, 1997, Lincam Properties Ltd. Series 85 (the "Partnership") sold the 50,000 square foot 5521 Meadowbrook Distribution Center for $2,150,000 in an all cash transaction. The purchaser, DLS Real Estate, Inc. is not affiliated with the Partnership or its General Partners, and the purchase price for the property was determined by arm's-length negotiations. After paying a selling commission of $64,500 and other closing costs of approximately $20,200, the Partnership received net cash proceeds of $1,870,720. The Partnership will make a special cash distribution of $75 per unit of limited partner interest from the sale proceeds.

5521 Meadowbrook Court was completed in December of 1986 and is constructed of split-faced block and steel and has a flat metal deck roof. The building is designed to be split into two 25,000 square foot units, each with its own loading, parking and offices.

On January 11, 1994, the Partnership leased 25,000 square feet of the distribution center to Samsung America, Inc. The thirty-eight month lease commenced March 6, 1994 and provided for an annual base rent of $3.75 per square foot in year one. The terms of the lease provide for three percent annual increases in the base rent. The terms of the lease also provide that the tenant be responsible for their proportionate share of all operating expenses, including real estate taxes, during the term of the lease. On November 29, 1996, the tenant amended the lease to occupy an additional 25,000 square feet and to extend the term of the lease until July 31, 2002. Effective March 1, 1997, the tenant occupies the entire distribution center and is responsible for all operating expenses including insurance and real estate taxes during the term of the lease. The base rent for the original 25,000 square feet increased to $4.10 per square foot on March 1, 1997. Under the terms of the First Amendment to Lease, the base rent for the additional 25,000 square feet is $4.40 per square foot commencing March 1, 1997. Commencing June 1, 1997, the tenant pays a base rent of $4.40 for the entire 50,000 square feet. The lease provides for 3% annual increases in base rent effective March 1.

An affiliate of the General Partners managed the distribution center for a fee equal to 3% of the gross revenue of the property.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   1.    Pro Forma Financial Information

            2.    Pro Forma Estimates of Taxable Income and Funds
                  Generated.  Not Applicable.

      (b)   Exhibits.

            1. Agreement for the Purchase and Sale of Real Estate dated June 4, 1997, entered into by and between DLS Real Estate, Inc. known as Purchaser and Lincam Properties Ltd. Series 85, as Seller.

            2. Letter Agreement dated July 2, 1997 amending Agreement for Purchase and Sale of Real Estate dated June 4, 1997.

            3. Letter Agreement dated July 17, 1997 amending Agreement for Purchase and sale of Real Estate dated June 4, 1997.

            4. Letter Agreement dated July 25, 1997 amending Agreement for Purchase and Sale of Real Estate dated June 4, 1997.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LINCAM PROPERTIES LTD. SERIES 85

                              By:   LincAm Properties, Inc.
                                    Corporate General Partner


Dated:  August 21, 1997       By:   /s/ JOHN E. ALLEN
                                    ------------------------------------
                                    John E. Allen
                                    President of Corporate
                                    General Partner

                       LINCAM PROPERTIES LTD SERIES 85
               PRO FORMA FINANCIAL INFORMATION GENERATED FROM
             SALE OF 5521 MEADOWBROOK COURT DISTRIBUTION CENTER

                    BALANCE SHEET AS OF DECEMBER 31, 1996

                                                            SCHEDULE A


                                GAAP BASIS    PRO-FORMA      PRO-FORMA
                                 12/31/96    ADJUSTMENTS     12/31/96
                                ----------   -----------    ----------
ASSETS:
  CASH & CASH EQUIVALENTS  . .    $350,073       (29,999)      320,074
  PREPAID EXPENSES AND
    OTHER  . . . . . . . . . .       1,944         --            1,944
                                ----------    ----------    ----------
     TOTAL CURRENT ASSETS. . .     352,017       (29,999)      322,018

LAND . . . . . . . . . . . . .     816,616      (562,537)      254,079
BUILDINGS AND IMPROVEMENTS . .   5,702,499    (2,114,135)    3,588,364
                                ----------    ----------    ----------
                                 6,519,115    (2,676,672)    3,842,443
LESS: ACCUMULATED
  DEPRECIATION . . . . . . . .  (1,908,341)      601,921    (1,306,420)
                                ----------    ----------    ----------
     TOTAL INVESTMENT
       PROPERTY. . . . . . . .   4,610,774    (2,074,751)    2,536,023

OTHER ASSETS . . . . . . . . .      13,342         --           13,342
                                ----------    ----------    ----------
     TOTAL ASSETS. . . . . . .  $4,976,133    (2,104,750)    2,871,383
                                ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
---------------------------------
ACCOUNTS PAYABLE . . . . . . .  $   44,411         --           44,411
ACCRUED EXPENSES . . . . . . .       1,943           (90)        1,853
ACCRUED REAL ESTATE TAXES. . .     146,250      (146,250)        --
SECURITY DEPOSITS  . . . . . .      21,154        (7,813)       13,341
                                ----------    ----------    ----------
     TOTAL LIABILITIES . . . .     213,758      (154,153)       59,605

PARTNERS' CAPITAL:
  GENERAL PARTNERS:
     CAPITAL CONTRIBUTIONS . .       2,000         --            2,000
     ALLOCATED NET INCOME. . .     105,817          (554)      105,263
     CUMULATIVE DISTRIBU-
       TIONS . . . . . . . . .    (283,009)      (18,952)     (301,961)
                                ----------    ----------    ----------
                                  (175,192)      (19,506)     (194,698)
                                ----------    ----------    ----------
  LIMITED PARTNERS:
     CAPITAL CONTRIBU-
       TIONS . . . . . . . . .  22,479,645         --       22,479,645
     ALLOCATED NET INCOME  . .  10,531,997       (54,891)   10,477,106
     CUMULATIVE DISTRIBU-
       TIONS . . . . . . . . . (28,074,075)   (1,876,200)  (29,950,275)
                                ----------    ----------    ----------
                                 4,937,567    (1,931,091)    3,006,476
                                ----------    ----------    ----------
      TOTAL PARTNERS'
        CAPITAL  . . . . . . .   4,762,375    (1,950,597)    2,811,778
                                ----------    ----------    ----------
      TOTAL LIABILITIES AND
        PARTNERS' CAPITAL  . .  $4,976,133    (2,104,750)    2,871,383
                                ==========    ==========    ==========

                       LINCAM PROPERTIES LTD SERIES 85
               PRO FORMA FINANCIAL INFORMATION GENERATED FROM
             SALE OF 5521 MEADOWBROOK COURT DISTRIBUTION CENTER

        STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            SCHEDULE B


                                GAAP BASIS    PRO-FORMA      PRO-FORMA
                                  12/31/96   ADJUSTMENTS     12/31/96
                                ----------   -----------    ----------

RENTAL INCOME  . . . . . . . .  $  900,574      (143,847)      756,727
CHARGES TO TENANTS . . . . . .     115,626      (115,626)        --
INTEREST INCOME. . . . . . . .     314,371         --          314,371
OTHER INCOME . . . . . . . . .      22,045         --           22,045
                                ----------    ----------    ----------
     TOTAL INCOME  . . . . . .   1,352,616      (259,473)    1,093,143
                                ----------    ----------    ----------

EXPENSES:
--------
PROPERTY OPERATING EXPENSES  .     504,861      (197,857)      307,004
DEPRECIATION . . . . . . . . .     213,998       (82,871)      131,127
MANAGEMENT FEES PAID TO
  AFFILIATE OF GENERAL
  PARTNERS . . . . . . . . . .      47,423       (15,649)       31,774
PROFESSIONAL SERVICES. . . . .      59,032         --           59,032
GENERAL & ADMINISTRATIVE . . .      76,333         --           76,333
PROVISION FOR LOSS ON SALE
  OF INVESTMENT PROPERTY . . .     180,534         --          180,534
                                ----------    ----------    ----------
     TOTAL EXPENSES. . . . . .   1,082,181      (296,377)      785,804
                                ----------    ----------    ----------

     OPERATING INCOME  . . . .  $  270,435        36,904       307,339
                                ==========    ==========    ==========

                       LINCAM PROPERTIES LTD SERIES 85
               PRO FORMA FINANCIAL INFORMATION GENERATED FROM
             SALE OF 5521 MEADOWBROOK COURT DISTRIBUTION CENTER

                      BALANCE SHEET AS OF JUNE 30, 1997

                                                            SCHEDULE C


                                GAAP BASIS    PRO-FORMA      PRO-FORMA
                                 6/30/96     ADJUSTMENTS      6/30/96
                                ----------   -----------    ----------
ASSETS:
------
CASH & CASH EQUIVALENTS. . . .  $  397,152       (28,315)      368,837
ACCOUNTS RECEIVABLE  . . . . .      33,858       (33,858)        --
PREPAID EXPENSES AND OTHER . .      16,931         --           16,931
                                ----------    ----------    ----------
     TOTAL CURRENT ASSETS  . .     447,941       (62,173)      385,768
                                ----------    ----------    ----------
LAND . . . . . . . . . . . . .       --            --            --
BUILDINGS AND IMPROVEMENTS . .       --            --            --
                                ----------    ----------    ----------
                                     --            --            --
LESS: ACCUMULATED
  DEPRECIATION . . . . . . . .       --            --            --
                                ----------    ----------    ----------
     TOTAL INVESTMENT
       PROPERTY. . . . . . . .       --            --            --
                                ----------    ----------    ----------
PROPERTY HELD FOR SALE,
  AT LOWER OF DEPRECIATED
  COST OR ESTIMATED VALUE. . .   4,566,189    (2,074,750)    2,491,439
OTHER ASSETS . . . . . . . . .      14,745         --           14,745
                                ----------    ----------    ----------
     TOTAL ASSETS  . . . . . .  $5,028,875    (2,136,923)    2,891,952
                                ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
---------------------------------
ACCOUNTS PAYABLE . . . . . . .      24,835         --           24,835
ACCRUED EXPENSES . . . . . . .       2,636         --            2,636
ACCRUED REAL ESTATE TAXES  . .     170,422      (150,466)       19,956
SECURITY DEPOSITS. . . . . . .      33,078       (18,333)       14,745
                                ----------    ----------    ----------
     TOTAL LIABILITIES . . . .     230,971      (168,799)       62,172

PARTNERS' CAPITAL:
  GENERAL PARTNERS:
     CAPITAL CONTRIBUTIONS . .       2,000         --            2,000
     ALLOCATED NET INCOME. . .     106,172          (730)      105,442
     CUMULATIVE DISTRIBU-
       TIONS . . . . . . . . .    (283,009)      (18,952)     (301,961)
                                ----------    ----------    ----------
                                  (174,837)      (19,682)     (194,519)
                                ----------    ----------    ----------
  LIMITED PARTNERS:
     CAPITAL CONTRIBUTIONS . .  22,479,645         --       22,479,645
     ALLOCATED NET INCOME. . .  10,567,171       (72,242)   10,494,929
     CUMULATIVE DISTRIBU-
       TIONS . . . . . . . . . (28,074,075)   (1,876,200)  (29,950,275)
                                ----------    ----------    ----------
                                 4,972,741    (1,948,442)    3,024,299
                                ----------    ----------    ----------
     TOTAL PARTNERS'
       CAPITAL . . . . . . . .   4,797,904    (1,968,124)    2,829,780
                                ----------    ----------    ----------
     TOTAL LIABILITIES AND
       PARTNERS' CAPITAL . . .  $5,028,875    (2,136,923)    2,891,952
                                ==========    ==========    ==========

                       LINCAM PROPERTIES LTD SERIES 85
               PRO FORMA FINANCIAL INFORMATION GENERATED FROM
             SALE OF 5521 MEADOWBROOK COURT DISTRIBUTION CENTER

       STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                            SCHEDULE D


                                GAAP BASIS    PRO-FORMA      PRO-FORMA
                                 6/30/96     ADJUSTMENTS      6/30/96
                                ----------   -----------    ----------
INCOME:
------
RENTAL INCOME. . . . . . . . .  $  367,582       (78,875)      288,707
CHARGES TO TENANTS . . . . . .      79,371       (79,371)        --
INTEREST INCOME. . . . . . . .       8,183         --            8,183
OTHER INCOME . . . . . . . . .      12,709         --           12,709
                                ----------    ----------    ----------
     TOTAL INCOME  . . . . . .     467,845      (158,246)      309,599
                                ----------    ----------    ----------

EXPENSES:
--------
PROPERTY OPERATING EXPENSES. .     237,938       (90,003)      147,935
DEPRECIATION . . . . . . . . .      44,127         --           44,127
MANAGEMENT FEES PAID
  TO AFFILIATE OF
  GENERAL PARTNERS . . . . . .      19,818        (4,747)       15,071
PROFESSIONAL SERVICES. . . . .      24,046         --           24,046
GENERAL & ADMINISTRATIVE . . .      46,387         --           46,387
PROVISION FOR LOSS ON
  SALE OF INVESTMENT
  PROPERTY . . . . . . . . . .      60,000         --           60,000
                                ----------    ----------    ----------
     TOTAL EXPENSES. . . . . .     432,316       (94,750)      337,566
                                ----------    ----------    ----------
     OPERATING INCOME. . . . .  $   35,529       (63,496)      (27,967)
                                ==========    ==========    ==========

                       LINCAM PROPERTIES LTD SERIES 85
           NOTES TO PRO FORMA FINANCIAL INFORMATION GENERATED FROM
             SALE OF 5521 MEADOWBROOK COURT DISTRIBUTION CENTER



1. For the year ended December 31, 1996 and for the six months ended June 30, 1997, rental income property operating expenses, depreciation expense and management fees have been decreased by the amounts generated by 5521 Meadowbrook Court Distribution Center. Note that no depreciation expense has been recorded on this property for the six months ended June 30, 1997 in accordance with SFAS #121.

2. For the year ended December 31, 1996 and for the six months ended June 30, 1997, the net cash proceeds (rounded up to the nearest whole dollar per limited partnership interest) from the sale has been distributed to the partners.

                              INDEX TO EXHIBITS

EXHIBIT
  NO.      DOCUMENT DESCRIPTION
------     --------------------

  1        Agreement for the Purchase and Sale of Real Estate dated
           June 4, 1997, entered into by and between DLS Real Estate, Inc. known as Purchaser and Lincam Properties Ltd. Series 85, as Seller.

  2 Letter Agreement dated July 2, 1997 amending Agreement for Purchase and Sale of Real Estate dated June 4, 1997.

  3 Letter Agreement dated July 17, 1997 amending Agreement for Purchase and sale of Real Estate dated June 4, 1997.

  4 Letter Agreement dated July 25, 1997 amending Agreement for Purchase and Sale of Real Estate dated June 4, 1997.